Exhibit 99.1

Item 4. Description of the due diligence performed

Item 5. Summary of findings and conclusions of review

Certification of Services Performed

February 9, 2021

Reference is made to that certain Loan Agreement (the “Loan Agreement”) to be entered into by and between STAR 2021-SFR1 Borrower, L.P. (“Borrower”) and Citibank, N.A. (“Citibank”). Capitalized terms used herein without definition have the respective meanings ascribed thereto in the Loan Agreement.

I do hereby certify to the Borrower, SOF XI SFR Holdings, L.P. and Citibank (collectively “Client”), to the best of my knowledge and belief, that Radian Real Estate Management LLC (“RREM”) has completed the services ordered by Client under the Amended and Restated Evaluation Services Agreements dated February 9, 2021, between RREM and Client, in connection with the borrowing of the Loan for the Properties (the “Properties”) and units at such Properties (the “Units”) contained in the data tape entitled “STAR 2021-SFR1 12.31 Tape.xlsx” (the “Data Tape”). Furthermore:

1.	RREM has reviewed the Lease for each Unit provided by Client and has determined that (a) each such Lease has been executed by the applicable Tenant, (b) the monthly rental payment under each such Lease and the Lease commencement and expiration dates match the information included in the Data Tape and (c) all Section 8 Leases are correctly reported on the Data Tape.
2.	RREM has reviewed the Data Tape and, based on a review of the broker price opinions, appraiser reconciled broker price opinions or appraisals, as applicable, RREM has determined that the values presented on the Data Tape correspond to the values and dates found on the broker price opinions, appraiser reconciled broker price opinions or appraisals, as applicable.
3.	RREM has reviewed (a) the addresses on the Data Tape and determined that they match the addresses that appear on the broker price opinions, appraiser reconciled broker price opinions or appraisals, as applicable, and (b) the county designation for each Property in the Data Tape and confirmed each such designation is accurate and matches the county designation in the corresponding approved title commitment.
4.	RREM has reviewed the Data Tape, which indicates which Properties have or do not have an active homeowner’s, condominium, or other common-interest community association (collectively, “HOA”) and has identified, based on its review of the title work and the Data Tape, if there are any Properties not identified in the Data Tape as having an HOA (“Non-HOA Properties”) but for which there is an indication in the title work that there is an HOA

(“Flagged Properties”) and has provided such list of Properties to Essex Title (“Essex”). Based on the report prepared by Essex with respect to the presence of any active HOAs with respect to the Flagged Properties, RREM has reviewed the final Data Tape and confirmed that none of the Non-HOA Properties are located in active HOAs.

5.	RREM has reviewed the Data Tape, which indicates which Properties are condominiums and which Properties are not condominiums and has confirmed, based on property-type designations in the broker price opinion, appraiser reconciled broker price opinions or appraisal, as applicable, for each Property and, if necessary, based on the county records via an online database and other online resources, that the designations of Properties as condominiums and the designations of Properties not as condominiums on the Data Tape are accurate.
6.	RREM has reviewed the purchase documentation for each of the Properties provided by Client and in each case, confirmed that such purchase documentation is suitable for the type of purchase. RREM has compared the acquisition amounts provided by Client against the documentation provided and determined that the accurate values are reported on the Data Tape.
7.	RREM has reviewed the renovation costs by category for each Property that appears on the general ledger of the Client as provided to RREM on January 12, 2021 and tied out such costs with the Data Tape.
8.	With respect to a sample of 100 of the Properties, RREM has reviewed the renovation expense data fields in the Data Tape and the related purchase orders, change orders and similar evidence provided by the Borrower for each such Property for items comprising the types of renovation expenses in the data fields (unless the expenses are less than $1,500) and compared such evidence to actual renovation data fields in the Data Tape. RREM has determined that the values for such renovation data fields are correctly reported in the Data Tape for such sample of Properties.
9.	RREM has reviewed the Data Tape and compared the month, day and year presented under Acquisition Month, Day and Year on the Data Tape against the documentation provided by the Client and determined that the accurate date is reported on the Data Tape.
10.	RREM has reviewed the Data Tape and compared the information presented under Acquisition Type on the Data Tape against the documentation provided by the Client and determined that the information presented as Acquistion Type on the Data Tape is correct.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed as of the date set forth above.

Radian Real Estate
Estate Management LLC

By:	/s/ Timothy Reilly
Name: Timothy Reilly
Title: EVP

Date: February 8, 2021